    Exhibit 99

November 9, 2020

Dear Shareholder,

THIRD QUARTER RESULTS
The Company reported third quarter 2020 earnings per share of $0.45. Third quarter’s results were driven by strong mortgage banking income of $2.0 million, a resilient net interest margin (3.24% vs. 3.37% in previous quarter), and annualized commercial loan growth of 2.5%, net of loans issued through the Small Business Administration’s (SBA) Paycheck Protection Program (PPP). Asset quality metrics remain solid with non-performing loans to non-SBA loans of 0.51% at quarter end. In anticipation of potential credit issues arising from the prolonged economic slowdown, we provisioned $2.2 million in the third quarter, including an increase in the COVID-19 qualitative reserves from $0.8 million at June 30, 2020 to $2.8 million at September 30, 2020. On September 24, 2020, we announced a series of steps to adjust our near-term tactical plans as we continued to address the economic headwinds, including a forecasted prolonged low interest rate environment, as a result of the impacts of COVID-19. We made difficult decisions to reduce expenses, including the closing of six branches, three limited purpose offices, and a reduction in excess back office space which will result in a total decrease of 27% of owned and leased space as compared to year-end 2019. Importantly, we did not exit any markets, but rather, adjusted our network density to changing client expectations. Concurrently, we reduced future personnel costs through the elimination of approximately 8% of the work force. In total, these measures will result in approximately $4 million in annual savings when fully implemented, following one-time charges of $1.6 million recorded in the third quarter of 2020.
As reported previously, the Company was very successful in supporting businesses in need through the SBA PPP. Origination efforts continued into the third quarter, and at September 30, 2020, the Bank had $467.7 million in gross PPP loans outstanding to roughly 3,200 companies with more than 39,000 employees at the time of loan origination. During the third quarter of 2020, we prepared systems and infrastructure to facilitate the forgiveness process. At September 30, 2020, the Company had $9.5 million in unearned fees associated with PPP loans, which are expected to be realized through 2021.
DIVIDEND
In October 2020, the Board of Directors declared a cash dividend of $0.17 per common share, consistent with the dividend declared in the previous quarter. Though we cannot guarantee the amount of future dividend payments in times of heightened economic uncertainty, we understand the importance of it to our shareholders, and the Company and Board are dedicated to defending the dividend. If you do not currently participate in our Dividend Reinvestment and Stock Purchase Plan (DRSPP), and wish to learn more, please contact the DRSPP administrator, Continental Stock Transfer & Trust, at 212-509-4000 or drp@continentalstock.com, for a prospectus.
On behalf of the Board of Directors, our Leadership Team, and all who serve our clients on a daily basis, thank you for your support and continued long-term investment in Orrstown Financial Services, Inc. As we work on your behalf, we look forward to hearing from you. Should you have any questions or concerns please feel free to contact me, at 717-530-2602 or tquinn@orrstown.com or Matthew Schultheis, CFA, Director of Investor Relations at 717-510-7127 or ir@orrstown.com.

Sincerely,

Thomas R. Quinn, Jr.
President and Chief Executive Officer

About the Company

With $2.8 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services through offices in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.

Cautionary Note Regarding Forward-looking Statements:

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost savings from our branch consolidation efforts. In additional to risks and uncertainties related to the COVID-19 pandemic and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; the timing of the repayment or forgiveness of SBA PPP loans and the impact it has on fee recognition; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2019 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

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